UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 19, 2009

NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 19, 2009, Neoprobe Corporation (the “Company”) issued a press release announcing that a multicenter Phase 3 study of Lymphoseek® has reached the accrual of 203 lymph nodes, the study’s primary accrual objective. The multi-center open label study has been conducted in patients with either breast cancer or melanoma. Based upon a review of the preliminary data from the study, the primary efficacy end-point of the study was achieved.  Lymphoseek is a proprietary radioactive tracing agent being developed for use in connection with gamma detection devices in a surgical procedure known as Intraoperative Lymphatic Mapping.  A Phase 3 multi-center clinical trial for Lymphoseek in patients with breast cancer or melanoma is concluding and a protocol for a second Phase 3 clinical study to evaluate the efficacy of Lymphoseek as a sentinel lymph node tracing agent in patients with head and neck squamous cell carcinoma has been submitted to the U.S. Food and Drug Administration and the European Medicines Agency.  A copy of the complete text of the Company’s March 19, 2009, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Neoprobe Corporation press release dated March 19, 2009, entitled “Neoprobe’s Phase 3 Lymphoseek Study Achieves Positive Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: March 19, 2009	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer